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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                ______________

                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________


      Date of Report (Date of earliest event reported):  OCTOBER 26, 2000


                           FOCUS ENHANCEMENTS, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)

    DELAWARE                     1-11860                      04-3186320
------------------         ---------------------        ---------------------
(State or other               (Commission                   (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)


              600 Research Drive, Wilmington, MA           01887
           --------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


       Registrant's telephone number, including area code: (978) 988-5888

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ITEM 5.   OTHER EVENTS

On October 26, 2000, Focus Enhancements, Inc. ("Focus") issued a secured promissory note in the principal amount of $2,362,494 to Carl Berg, a shareholder and director of Videonics, Inc. ("Videonics"). Focus and Videonics are parties to an agreement and plan of merger, pursuant to which Videonics will merge with and into Focus. The promissory note was issued in connection with a loan made to Focus by Mr. Berg for the purpose of collateralizing a $2.3 million bond to be posted in connection with Focus' litigation with CRA Systems, Inc. The promissory note has a term of three years and bears interest at a rate of prime plus 1%. The principal amount of the note will be due at the end of its term, with interest to be paid quarterly. Under certain circumstances, including at the election of Mr. Berg and Focus, the promissory note is convertible into shares of Focus common stock generally equal to the value of the promissory note and any accrued and unpaid interest. In the event the merger is not completed, the promissory note can be called and become payable in full upon 90-days notice from Mr. Berg, at his sole discretion. The promissory note is secured by a security agreement in favor of Mr. Berg granting him a security interest in first priory over substantially all of the assets of Focus. A copy of the promissory note and the security agreement are attached to this report as Exhibits 99.1 and 99.2 hereto and is incorporated herein by reference.


On October 30, 2000, Focus announced that it had submitted a supersedeas bond in the federal district court of Waco, Texas to suspend the enforcement of a $1.8 million judgement in favor of CRA Systems, Inc., pending appeal. Additionally, Focus announced that the Company had secured appropriate debt financing in order to post this supersedeas bond. A copy of the press release containing such information is attached to this report as Exhibit 99.3 hereto and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

  99.1     Promissory Note issued by Focus Enhancements, Inc. to Carl Berg.

  99.2     Security Agreement between Focus Enhancements, Inc. and Carl Berg

  99.3     Focus Enhancements, Inc. Press Release

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                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  FOCUS ENHANCEMENTS, INC.



Date: October 31, 2000            BY: /s/ Richard A. Nardella
                                  -------------------------------
                                  Name:  Richard A. Nardella
                                  Title: Principal Financial Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                      Sequential
Number              Description                              Page Number
-------             -----------                              -----------

*99.1               Promissory Note issued
                    by Focus Enhancements,
                    Inc. to Carl Berg

*99.2               Security Agreement between
                    Focus Enhancements, Inc.
                    and Carl Berg

 99.3               Focus Enhancements, Inc.
                    Press Release

*Previously filed.

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